UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 29, 2005

                       FIRST NIAGARA FINANCIAL GROUP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-23975                     42-1556195
----------------------------       -----------               -------------------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)             File No.)                Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York        14095-0514
---------------------------------------------------------        ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (716) 625-7500

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

      On December 29, 2005, First Niagara Financial Group, Inc. (the "Company") announced that effective December 28, 2005, the Compensation Committee of its Board of Directors approved the acceleration of the vesting of all unvested stock options held by directors and employees of the Company that were otherwise scheduled to vest by December 31, 2006.

      As a result of this acceleration, options to purchase 779,897 shares of the Company's common stock, or 35% of all unvested options outstanding, became exercisable immediately. All but 60,016 of the accelerated options had an exercise price below the Company's current stock price. All other terms of the affected options, as well as the terms of all other options scheduled to vest after December 31, 2006, remain unchanged. The Company estimates that this action will reduce the impact of the adoption of Statement of Financial Accounting Standards No. 123R "Share Based Payments" on 2006 compensation expense related to outstanding options from approximately $2.5 million to $1.3 million. The Company will disclose the pro forma affect of the acceleration in its consolidated financial statements for the year ending December 31, 2005.

      A copy of the press release is included as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Not Applicable.

(d)   Exhibits.

      Exhibit No.            Description
      -----------            -----------

      99.1                   Press release dated December 29, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.



DATE: December 29, 2005                     By: /s/ John R. Koelmel
                                                --------------------------------
                                                John R. Koelmel
                                                Chief Financial Officer
                                                (Duly authorized representative)